Discontinued Operations	12 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations

Mid-Continent
On February 1, 2016, we sold certain trucking and marketing assets in the Mid-Continent area (the “Mid-Continent Business”) to JP Development for $9.7 million in cash. We recognized a loss on the disposal of approximately $12.9 million during the year ended December 31, 2015, which primarily related to goodwill and long-lived asset impairment charges. Prior to the classification as discontinued operations, we reported the Mid-Continent Business in our Liquid Pipelines and Services segment.

Financial information for the Mid-Continent Business which is included in Loss from discontinued operations, net of tax in the consolidated statement of operations is summarized below:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Revenues
Total revenues	$11,495	$429,784	$967,480
Costs and Expenses
Costs of sales	11,687	426,886	961,428
Direct operating expenses	203	2,269	2,866
Loss on impairment of goodwill and assets held for sale	—	12,909	—
Depreciation, amortization and accretion	211	2,281	2,258
(Gain) loss on sale of assets, net	(114)	119	229
Total expenses	11,987	444,464	966,781

Operating (loss) income	(492)	(14,680)	699

Other income (expense)	(47)	(271)	(366)
(Loss) income from discontinued operations before income tax expense	(539)	(14,951)	333

Income tax expense	—	—	—
Net (loss) income from discontinued operations	$(539)	$(14,951)	$333

Bakken Business
On June 30, 2014, we sold our trucking and related assets in North Dakota, Montana and Wyoming (the “Bakken Business”) to Gold Spur Trucking, LLC for $9.1 million. We recognized a loss on this sale of approximately $7.3 million during the second quarter of 2014, which primarily related to the write-off of a related customer contract. We also recognized a $2.0 million goodwill impairment charge in connection with the transaction

Financial information for the Bakken Business which is included in Loss from discontinued operations, net of tax in the consolidated statement of operations is summarized below:

Year Ended December 31, 2014
(in thousands)
Total revenues	$7,865
Net loss from discontinued operations, including loss on disposal of $7,288	(9,608)

Blackwater

On December 17, 2013, we acquired Blackwater Midstream Holdings LLC ("Blackwater") from an ArcLight affiliate. As part of the Blackwater acquisition, we acquired certain long-lived terminal assets which were immediately classified as held for sale. Due to deteriorating market conditions, the Partnership recognized an impairment charge on these assets of $0.7 million in 2014. These assets were sold during the third quarter of 2015 at a nominal loss.

Financial information for the portion of the Blackwater business sold which is included in Loss from discontinued operations, net of tax in the consolidated statement of operations is summarized below:

	Years Ended December 31,
	2015	2014
	(in thousands)
Total revenues	$74	$474
Loss from discontinued operations, net of tax	(80)	(611)

Due to immateriality, we elected to not separately present the cash flows from operating, investing and financing activities related to the discontinued operations described above in our consolidated statements of cash flows.